Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	23,270.21
Total Transaction Valuation	151,993,555.58
Total Offset Amount	0.00
Net Fee	$ 23,270.21